UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
October 15, 1997


                  Sears Credit Account Master Trust II
    (Exact name of registrant as specified in charter)


Illinois        0-24776                Not Applicable
(State of       (Commission            (IRS Employer
Organization)   File Number)       Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                            19807

(Address of principal executive offices)    (Zip Code)



Registrant's Telephone Number, including area code:
(302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On October 15, 1997, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 21(a) through 21(k).


Item 7.     Financial Statements and Exhibits

  21(a).    Series 1994-1 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(b).    Series 1994-2 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(c).    Series 1995-2 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(d).    Series 1995-3 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(e).    Series 1995-4 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(f).    Series 1995-5 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(g).    Series 1996-1 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(h).    Series 1996-2 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(i).    Series 1996-3 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(j).    Series 1996-4 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

  21(k). Series 1997-1 Monthly Investor
Certificateholders' Statement related to the distribution of October 15, 1997 and reflecting the performance of the Trust during the Due Period ended in September 1997, which will accompany the distribution on October 15, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  Sears Credit Account Master Trust II
                                          (Registrant)


                  By:   Sears Receivables Financing
                        Group, Inc.
                        (Originator of the Trust)


                  By:  /s/Gary D. Farrar
                       Vice President, Administration


Date: October 15, 1997

                                 EXHIBIT INDEX


Exhibit No.


  21(a).    Series 1994-1 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(b).    Series 1994-2 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(c).    Series 1995-2 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(d).    Series 1995-3 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(e).    Series 1995-4 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(f).    Series 1995-5 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(g).    Series 1996-1 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(h).    Series 1996-2 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(i).    Series 1996-3 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(j).    Series 1996-4 Monthly Investor
Certificateholders' Statement (October 15, 1997)

  21(k).    Series 1997-1 Monthly Investor
Certificateholders' Statement (October 15, 1997)